Exhibit 10.1

AMENDMENT NO. 2 TO
EMPLOYMENT AGREEMENT

I, Alan Fine, agree to the amended terms and conditions of employment with Marvel Entertainment, Inc. (the “Company”) set forth in this Amendment No. 2 to my employment agreement with the Company dated May 31, 2007, as amended (the “Agreement”).

1.  Section 1 of the Agreement is hereby amended by replacing the phrase “March 31, 2008 (“Expiration Date”)” with the phrase “March 31, 2010 (“Expiration Date”)”.

2.  Except as expressly changed by this amendment, the Agreement remains in full force in accordance with its terms.  This amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute the same instrument.

Date:      March 19, 2008                                              MARVEL ENTERTAINMENT, INC.

By:           /s/ John N. Turitzin
John N. Turitzin
General Counsel and Executive Vice President

Date:      March 19, 2008                                              /s/ Alan Fine
Alan Fine